Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

Mercury Gold and Mining Fund of
Mercury Funds, Inc. (formerly Mercury Asset Management Funds, Inc.):

We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-65955 on Form N-1A of our reports dated July 17, 2000 appearing in the Annual Report of Mercury Gold and Mining Fund of Mercury Funds, Inc. (formerly Mercury Asset Management Funds, Inc.) for the year ended May 31, 2000, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Princeton, New Jersey
September 12, 2000